UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08759
Laudus Institutional Trust
(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105

(Address of principal executive offices)	(Zip code)
Jeffrey Mortimer
Laudus Institutional Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2010

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2010

COMMAND PERFORMANCEtm

Laudus Mondrian Institutional Fundstm

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional International Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Institutional Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian Institutional Emerging Markets Fund (Ticker Symbol: LIEMX)[1]	68.64%

MSCI Emerging Markets Index (Net)	81.08%

Performance Details	pages 4-6

Laudus Mondrian Institutional International Equity Fund (Ticker Symbol: LIIEX)[1]	42.18%	*

MSCI EAFE® Index (Net)	54.44%

Performance Details	pages 7-9

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Please see prospectus for further detail and investor eligibility requirements.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Laudus Mondrian Institutional Funds 1

The Investment Environment

In a strong reversal from the 12-month period that ended March 31, 2009, the past 12 months produced significant positive returns and high volatility in global capital markets. Nearly all major equity indices gained more than 50%. Generally speaking, the international equity markets fared slightly better than the U.S. markets, while fixed income underperformed both. Commodity indices also had substantial gains, but they were less than the gains seen in equity markets. Globally, as occurred in the previous 12 months, gains were highly synchronized and exhibited a pattern that is often seen during a period of strong gains across global capital markets.

In the United States, large-cap stocks gained about 50% for the period, with a modest spread between growth-and value-style equities, as value outperformed growth by about 4%. U.S. small-cap stocks outperformed U.S. large-cap stocks and gained about 63%. U.S. small-cap value stocks outperformed their growth counterparts and added approximately 65%, while the growth stocks returned about 60%. Internationally, the results were slightly better. International large-cap stocks were up about 55% for the period, but did not do as well as international small-cap stocks, which gained nearly 70%. Similar to the United States, international value stocks outperformed growth stocks, with value gaining about 59% and growth gaining approximately 51%.

What caused these strong returns, especially during the relatively short period of 12 months? In essence, the credit crisis that began in the summer of 2007 and dominated the capital markets through early 2009 appeared to be ending for many investors. Government central banks around the globe lowered interest rates to very low levels, and for the most part, have kept them there. They have also used other tools to help the global financial system maintain sufficient liquidity, such as buying distressed debt from private banks and supporting housing markets by intervening in mortgage markets. As investors gauged the positive impacts of these and other interventions on the capital markets, they shifted from selling securities to buying them.

Economic fundamentals also began showing signs of growth. While the U.S. economy continued to shrink early in the reporting period, the government reported that it began growing again during the period of July 1 through December 31, 2009. According to the Bureau of Labor Statistics, the U.S. unemployment rate, while remaining stubbornly high at 9.7% at the close of the period, nevertheless stopped going up. Furthermore, the report for March 2010, the final month of the reporting period, showed employment gains of 162,000 jobs in the United States, the most since May 2007. Several measures of global manufacturing also gained during the latter half of the reporting period.

From a global perspective, sectors that are generally considered to be cyclical in their growth—meaning that they are more sensitive to a broad level of economic activity—led the markets. The Financials sector gained nearly 80%, as investor confidence returned to the area that had led the global downturn. Materials, up about 79%, and Industrials, up nearly 70%, were also strong during the period. Consumer Discretionary stocks, also considered cyclical in nature, rounded out the top four, posting a gain of more than 65%. Lagging among the sectors were the more defensive, less economically sensitive groups, Utilities, up about 28%, and Telecommunications Services, which gained about 30%. Health Care, also considered defensive, was up about 36%.

Among major developed economies, Australia and Canada performed the best during the period, gaining more than 70% in U.S. dollar terms. Several European countries, notably Sweden, the Netherlands, and Norway, posted similar rates of returns during the period. The United States did slightly worse, gaining about 51%. The United Kingdom, Germany, and France all gained more than 50% and performed roughly in line with the United States. Japan, up about 38%, was a relative laggard among major developed economies. It is important to note that over the entire reporting period, the U.S. dollar lost ground against several major currencies, which boosted the returns for U.S. dollar-based investors in the major developed markets. Emerging markets as a group performed even better than developed markets, gaining about 80% for the 12-month period. A few emerging markets such as India, Russia, and Brazil gained more than 100%.

2 Laudus Mondrian Institutional Funds

The Investment Environment continued

The U.S. dollar’s decline against other currencies also impacted commodity prices, and most commodity indices were up for the 12-month period. However, unlike the equity markets, commodity index returns showed wide variations. For example, Metals, led by copper and nickel—two of the most economically sensitive metals—were up almost 60%. Gold was up about 20%, as precious metals lagged the industrial group. Crude oil was up about 40% for the period, and Unleaded Gasoline gained about 56%. Agricultural prices, while moving higher overall, lagged those of other major commodity groups, adding about 3% during the period. Corn and wheat were particularly weak, both posting declines of more than 20%, which was highly unusual during this period of strong gains.

Laudus Mondrian Institutional Funds 3

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional Emerging Markets Fund returned 68.64% for the 12-month period, while its comparative index, the MSCI Emerging Markets Index (Net), returned 81.08%. Index returns were positive across all regions for the period. The Fund’s emphasis on selecting defensive stocks was the primary detractor from the Fund’s relative performance.

Emerging markets recorded extraordinary returns for the 12-month period considering that the prospects for most economies had deteriorated sharply in the latter half of 2008. Governments in many countries reacted in an unprecedented manner by establishing monetary policies that supported financial institutions and markets alike. Markets that seemed to have suffered the most in 2008 rebounded in 2009.

On a sector-specific level, returns in the MSCI Emerging Markets Index were most positive in Consumer Discretionary (particularly Autos), Financials, and Materials. The more defensive sectors such as Telecommunication Services, Utilities, and Health Care—while all producing substantial positive returns—underperformed the index. The Fund had a large weighting in Telecommunications, which held back returns.

Factors that detracted from the Fund’s relative performance included its positioning in Brazil, India, and Egypt, as well as the Fund’s cautious stock selection in Taiwan. On the other hand, the Fund’s underweight to Israel and its overweight to Colombia contributed to the Fund’s relative performance. Currency movements increased U.S. dollar returns as most emerging market currencies appreciated relative to the U.S. dollar.

During the period, the Fund sought to increase its exposure to U.S. consumption in certain markets, while at the same time reducing its exposure to export-driven and cyclical names. During the period, the Fund’s process for determining valuations became more complex as stock prices rose rapidly. When this happens, there is always a chance that a correction could follow the rapid rise in prices. On balance though, the Fund continues to be managed in a way that acknowledges that most emerging markets and economies are situated for long-term growth. Consequently, the Fund remains focused on investments that combine attractive valuations with downside protection characteristics.

As of 3/31/10:
 Fund Characteristics

Number of Companies[1]	42
Weighted Average Market Cap ($ x 1,000,000)	$31,099
Price/Earnings Ratio (P/E)	12.31
Price/Book Ratio (P/B)	2.34
Portfolio Turnover (One year trailing)	45%

 Fund Overview

Fund

Initial Investment	$1,000,000
Inception Date	4/24/2008
Total Net Assets ($ x 1,000)	$5,731
Ticker Symbol	LIEMX
Cusip	51855H101
NAV	$8.62

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

4 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

April 24, 2008 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception

Fund: Laudus Mondrian Institutional Emerging Markets Fund (4/24/08)	68.64%	-5.37%
MSCI Emerging Markets Index (Net)[2]	81.08%	-5.85%

Fund Expense Ratios3: Net 1.27%; Gross 7.22%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/20. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

Laudus Mondrian Institutional Funds 5

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

China	20.5%

Brazil	13.2%

Taiwan	12.3%

Republic of Korea	7.1%

South Africa	7.0%

India	6.8%

Turkey	5.4%

Czech Republic	4.8%

Russia	3.6%

Chile	2.8%

Indonesia	2.6%

Thailand	2.6%

Other Countries	11.3%

Total	100.0%

 Sector Weightings % of Equities

Financials	24.7%
Energy	14.3%
Telecommunication Services	14.1%
Information Technology	14.0%
Consumer Staples	10.8%
Utilities	9.7%
Industrials	8.5%
Materials	2.4%
Consumer Discretionary	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Redecard S.A.	4.4%
China Construction Bank Corp., Class H	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9%
KT&G Corp.	3.7%
Industrial & Commercial Bank of China Ltd., Class H	3.5%
Turpas-Turkiye Petrol Rafinerileri A/S	3.1%
Komercni Banka A/S	3.0%
Chunghwa Telecom Co., Ltd. ADR	2.9%
Enersis S.A. ADR	2.9%
China Mobile Ltd.	2.9%
Total	34.3%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional International Equity Fund returned 42.18% for the 12-month period, while its comparative index, the MSCI EAFE Index, returned 54.44%. Equity markets rebounded strongly during the period as economic indicators began to stabilize.

Despite strong absolute returns, the Fund underperformed its index. In Europe, the positive contribution from an underweight to Greece was more than offset by the Fund’s avoidance of the Swedish, Norwegian, and Danish markets. Sweden, up about 90%, Norway, gaining over 70%, and Denmark, also up about 70%, were among the stronger performing markets in Europe during the period. In the Pacific region, Taiwan and Singapore led returns. The Fund benefited from its overweight to Singapore and from its overweight to the Singapore dollar, as well as its allocation to Taiwan. The Fund’s overweight to the Australian dollar also contributed positively.

Stock selection restrained returns because positive selection in Finland was offset by weak selection in France, the United Kingdom (U.K.), Taiwan, and Japan. The Financials sector rebounded strongly during the period and rose about 70% in the index. While the Fund’s underweight to Financials detracted, stock selection was positive for returns. For example, in the European region, UniCredit and Banco Santander gained 100% and more. In Singapore, United Overseas Bank and Overseas-Chinese Bank also were up very strongly. Additionally, Wharf Holdings in Hong Kong gained more than 130%.

UPM-Kymmene, the Finnish paper company, was the best performing stock for the Fund. The stock increased 142%. Wesfarmers, the Australian conglomerate, was also a strong performer.

The more defensive sectors, such as Telecommunication Services, Health Care, and Consumer Staples were relatively weak for the Fund, gaining about 26%, 37%, and 52%, respectively. Within the Telecommunication Services Sector, KDDI in Japan, France Telecom, and Deutsche Telekon underperformed broader sector returns. In the Health Care Sector, GlaxoSmithKline and Takeda Pharmaceuticals in Japan were also weak. In contrast, Novartis in Switzerland outperformed the sector. Japanese holdings in the Consumer Staples Sector, such as Seven & i Holdings and Kao Corporation, suffered from a weak domestic economy.

Greece had the best performing equity market during the first half of the period in developed Europe. The Greek equity market was heavily weighted towards financial stocks, which had solid performance from April through the end of September 2009. However, in the second half of the period, Greece became the worst performer in the MSCI EAFE Index as news about its sovereign debt risk intensified. Ireland had the worst performing equity market in the MSCI EAFE Index for the entire period and the Irish government implemented several fiscal austerity measures during the period. The U.K. equity market rose 58%, reflecting improvements in economic indicators, but also acknowledging that their AAA sovereign debt rating was downgraded by Standard & Poor’s.

In the Asia-Pacific region, strong growth in China helped the equity markets in Singapore and Hong Kong; they were up 88% and 65%, respectively, in the index. Australia also performed well in the MSCI EAFE equity market, up 87%. Japan had the worst performing major equity market in the region, up only 38%.

Materials was the best performer for the index, rising about 84%. Commodity prices were generally strong, driven by Chinese demand. As financial market stresses abated, financial stocks generated the second highest return, up about 71%. Positive economic data on consumption and consumer sentiment helped to lift the Consumer Discretionary and Consumer Staples Sectors by 54% and 55% respectively. Stronger labor markets in some economies also helped. Health Care was one of the weaker defensive sectors, up only 37%, partly due to struggles around the passage of health-care reform in the United States. Other defensive sectors were also underperformers. The Telecommunication Services Sector was up 32% and Utilities managed to return only about 27%.

As of 3/31/10:
 Fund Characteristics

Number of Companies[1]	36
Weighted Average Market Cap ($ x 1,000,000)	$62,498
Price/Earnings Ratio (P/E)	16.83
Price/Book Ratio (P/B)	1.61
Portfolio Turnover (One year trailing)	34%

 Fund Overview

Fund

Initial Investment	$1,000,000
Inception Date	4/24/2008
Total Net Assets ($ x 1,000)	$13,643
Ticker Symbol	LIIEX
Cusip	51855H200
NAV	$7.49*

Manager views and portfolio holdings may have changed since the report date.

*	The NAV for the report period presented in the table differs from the NAV in the Financial Highlights. Calculation of the NAV presented in the Financial Highlights section of the report takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	Short-term investments are not included.

Laudus Mondrian Institutional Funds 7

 Laudus Mondrian Institutional International Equity Fund

Performance Summary as of 3/31/10

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

April 24, 2008 – March 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year		Since Inception

Fund: Laudus Mondrian Institutional International Equity Fund (4/24/08)	42.18%	*	-11.62%
MSCI EAFE Index®(Net)[2]	54.44%		-11.21%

Fund Expense Ratios3: Net 0.90%; Gross 3.70%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The Fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/20. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

8 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional International Equity Fund

Performance Summary   as of 3/31/10 continued

 Country Weightings % of Investments

Japan	21.9%

United Kingdom	20.8%

France	15.4%

Australia	8.5%

Spain	7.3%

Switzerland	6.6%

Singapore	5.9%

Germany	4.9%

Taiwan	2.6%

Other Countries	6.1%

Total	100.0%

 Sector Weightings % of Equities

Financials	19.3%
Telecommunication Services	17.5%
Consumer Staples	17.1%
Energy	12.0%
Health Care	11.9%
Utilities	7.8%
Information Technology	6.2%
Consumer Discretionary	4.9%
Industrials	2.5%
Materials	0.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Navartis AG - Reg’d	4.2%
BP plc	4.1%
Unilever plc	4.0%
GlaxoSmithKline plc	3.9%
Royal Dutch Shell plc, Class A	3.9%
Total S.A.	3.7%
Carrefour S.A.	3.6%
Canon, Inc.	3.6%
Kao Corp.	3.5%
Takeda Pharmaceutical Co., Ltd.	3.5%
Total	38.0%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Institutional Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2009 and held through March 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/09	at 3/31/10	10/1/09–3/31/10

Laudus Mondrian Institutional Emerging Markets Fund
Actual Return	1.27%	$1,000	$1,073.00	$6.56
Hypothetical 5% Return	1.27%	$1,000	$1,018.60	$6.39

Laudus Mondrian Institutional International Equity Fund
Actual Return	0.90%	$1,000	$1,007.00	$4.50
Hypothetical 5% Return	0.90%	$1,000	$1,020.44	$4.53

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights, which covers a 12-month period.

[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

10 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/09–	4/25/08[1]–
	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.23	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.14
Net realized and unrealized gains (losses)	3.39	(4.81)

Total from investment operations	3.58	(4.67)
Less distributions:
Distributions from net investment income	(0.19)	(0.10)

Net asset value at end of period	8.62	5.23

Total return (%)	68.64	(46.71)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.27	1.25	[3,4]
Gross operating expenses	7.56	7.22	[3]
Net investment income (loss)	2.48	2.10	[3]
Portfolio turnover rate	45	64	[2]
Net assets, end of period ($ x 1,000)	5,731	1,593

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.27% if custody credits had not been included.

See financial notes 11

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

93.5%		Common Stock	5,161,547	5,357,190
5.6%		Preferred Stock	306,648	318,886
2.1%		Other Investment Company	120,982	120,982

101.2%		Total Investments	5,589,177	5,797,058
(1	.2)%	Other Assets and Liabilities, Net		(66,160)

100.0%		Net Assets		5,730,898

	Number	Value
Security	of Shares	($)

Common Stock 93.5% of net assets

Brazil 9.3%

Software & Services 4.4%
Redecard S.A.	13,500	249,754

Transportation 2.7%
Companhia de Concessoes Rodoviarias	7,000	155,442

Utilities 2.2%
CPFL Energia S.A. ADR	2,100	127,974

		533,170

Chile 2.9%

Utilities 2.9%
Enersis S.A. ADR	8,200	163,918

China 20.7%

Banks 7.5%
China Construction Bank Corp., Class H	279,000	228,092
Industrial & Commercial Bank of China Ltd., Class H	263,000	200,085

		428,177

Capital Goods 1.8%
Beijing Enterprises Holdings Ltd.	15,000	104,192

Food, Beverage & Tobacco 2.6%
China Yurun Food Group Ltd.	49,000	149,556

Household & Personal Products 2.1%
Hengan International Group Co., Ltd.	16,000	119,275

Telecommunication Services 2.8%
China Mobile Ltd.	17,000	163,479

Transportation 3.9%
China Merchants Holdings International Co., Ltd.	30,000	110,228
China Shipping Development Co., Ltd., Class H	70,000	114,040

		224,268

		1,188,947

Columbia 2.4%

Banks 2.4%
Bancolombia S.A. ADR	3,000	136,980

Czech Republic 4.9%

Banks 3.0%
Komercni Banka A/S	838	170,477

Utilities 1.9%
CEZ A/S	2,282	108,126

		278,603

Egypt 0.1%

Telecommunication Services 0.1%
Telecom Egypt	2,039	6,311

India 6.8%

Banks 2.5%
Axis Bank Ltd.	5,469	142,579

Diversified Financials 2.1%
Rural Electrification Corp., Ltd. *	21,684	121,685

Telecommunication Services 2.2%
Bharti Airtel Ltd.	18,239	127,369

		391,633

Indonesia 2.7%

Utilities 2.7%
PT Perusahaan Gas Negara	328,000	152,861

Kazahkstan 2.2%

Energy 2.2%
KazMunaiGas Exploration Production GDR	5,064	124,929

Malaysia 2.2%

Telecommunication Services 2.2%
Maxis Berhad	77,800	127,361

Philippines 2.4%

Telecommunication Services 2.4%
Philippine Long Distance Telephone Co. ADR	2,600	138,528

12 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Republic of Korea 5.7%

Banks 2.0%
KB Financial Group, Inc. *	1,246	60,008
KB Financial Group, Inc. ADR *	1,077	51,653

		111,661

Food, Beverage & Tobacco 3.7%
KT&G Corp.	3,847	212,818

		324,479

Russia 3.7%

Energy 3.7%
Gazprom ADR	4,600	107,962
LUKOIL ADR	1,800	102,060

		210,022

South Africa 7.0%

Diversified Financials 2.1%
African Bank Investments Ltd.	24,742	120,847

Energy 2.7%
Sasol	3,710	153,764

Food, Beverage & Tobacco 2.2%
Tiger Brands Ltd.	5,110	128,414

		403,025

Taiwan 12.5%

Banks 0.1%
Chinatrust Financial Holding Co., Ltd.	5,991	3,398

Semiconductors & Semiconductor Equipment 6.7%
MediaTek, Inc.	9,056	157,180
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	116,224	225,212

		382,392

Technology Hardware & Equipment 2.8%
Asustek Computer, Inc.	93,044	162,025

Telecommunication Services 2.9%
Chunghwa Telecom Co., Ltd. ADR	8,597	167,040

		714,855

Thailand 2.6%

Energy 2.6%
PTT PCL	18,600	150,710

Turkey 5.4%

Banks 1.1%
Turkiye Garanti Bankasi A/S	13,844	64,899

Energy 3.1%
Tupras-Turkiye Petrol Rafinerileri A/S	7,700	174,903

Telecommunication Services 1.2%
Turkcell Iletisim Hizmetleri A/S	11,739	71,056

		310,858

Total Common Stock (Cost $5,161,547)		5,357,190

Preferred Stock 5.6% of net assets

Brazil 4.1%

Banks 1.8%
Itausa - Investimentos Itau S.A.	14,774	101,188

Materials 2.3%
Vale S.A. ADR	4,800	133,248

		234,436

Republic of Korea 1.5%

Automobiles & Components 1.5%
Hyundai Motor Co.	2,280	84,450

Total Preferred Stock (Cost $306,648)		318,886

Other Investment Company 2.1% of net assets

United States 2.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	120,982	120,982

Total Other Investment Company (Cost $120,982)		120,982

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $5,592,291 and the unrealized appreciation and depreciation were $364,577 and ($159,810), respectively, with a net unrealized appreciation of $204,767.

At 03/31/10, the values of certain foreign securities held by the fund aggregating $3,637,329 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt

See financial notes 13

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $5,589,177)		$5,797,058
Foreign currency, at value (cost $37,386)		37,464
Receivables:
Investments sold		12,978
Dividends		7,886
Interest		45
Prepaid expenses	+	65

Total assets		5,855,496

Liabilities

Payables:
Investments bought		81,120
Foreign capital gains tax expense		1,154
Investment adviser fees		461
Trustee’s retirement plan		25
Accrued expenses	+	41,838

Total liabilities		124,598

Net Assets

Total assets		5,855,496
Total liabilities	−	124,598

Net assets		$5,730,898

Net Assets by Source
Capital received from investors		6,085,524
Distribution in excess of net investment income		(3,436)
Net realized capital losses		(557,719)
Net unrealized capital gains		206,529

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$5,730,898		664,996		$8.62

14 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $8,319)		$91,105
Interest	+	192

Total investment income		91,297

Expenses

Investment adviser fees		24,326
Professional fees		52,114
Accounting and administration fees		46,892
Registration fees		18,764
Trustees’ fees		9,036
Transfer agent fees		8,585
Custodian fees		7,092
Shareholder reports		6,310
Interest expense		13
Other expenses	+	10,871

Total expenses		184,003
Expense reduction by adviser	−	153,076

Net expenses	−	30,927

Net investment income		60,370

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(195,330)
Net realized losses on foreign currency transactions	+	(9,619)

Net realized losses		(204,949)
Net unrealized gains on investments		1,281,201
Net unrealized losses on foreign currency translations	+	(386)

Net unrealized gains	+	1,280,815

Net realized and unrealized gains		1,075,866

Net increase in net assets resulting from operations		$1,136,236

See financial notes 15

 Laudus Mondrian Institutional Emerging Markets Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/25/08*-3/31/09
Net investment income		$60,370	$41,024
Net realized losses		(204,949)	(368,789)
Net unrealized gains (losses)	+	1,280,815	(1,074,286)

Increase (Decrease) in net assets from operations		1,136,236	(1,402,051)

Distributions to Shareholders

Distributions from net investment income		$58,511	$30,300

Transactions in Fund Shares

		4/1/09-3/31/10		4/25/08*-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		354,149	$3,010,000	300,000	$3,000,000
Shares reinvested	+	6,033	49,769	4,814	25,755

Net transactions in fund shares		360,182	$3,059,769	304,814	$3,025,755

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/25/08*-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		304,814	$1,593,404	—	$—
Total increase	+	360,182	4,137,494	304,814	1,593,404

End of period		664,996	$5,730,898	304,814	$1,593,404

(Distribution in excess of net investment income)/Net investment income not yet distributed			($3,436)		$4,348

*	Commencement of operations.

16 See financial notes

Laudus Mondrian Institutional International Equity Fund

Financial Statements

Financial Highlights

	4/1/09–	4/25/08[1]–
	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	5.39	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.16
Net realized and unrealized gains (losses)	2.07	(4.59)

Total from investment operations	2.28	(4.43)
Less distributions:
Distributions from net investment income	(0.17)	(0.17)
Distributions from net realized gains	—	(0.01)

Total distributions	(0.17)	(0.18)

Net asset value at end of period	7.50	5.39

Total return (%)	42.37	(44.63)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90	0.90 [3]
Gross operating expenses	2.26	3.70 [3]
Net investment income (loss)	3.14	3.32 [3]
Portfolio turnover rate	34	7 [2]
Net assets, end of period ($ x 1,000)	13,643	8,153

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 17

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings as of March 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.8%	Common Stock	12,004,291	13,335,921

97.8%	Total Investments	12,004,291	13,335,921
2.2%	Other Assets and Liabilities, Net		306,812

100.0%	Net Assets		13,642,733

	Number	Value
Security	of Shares	($)

Common Stock 97.8% of net assets

Australia 8.3%

Food & Staples Retailing 2.7%
Wesfarmers Ltd.	12,539	365,370

Insurance 2.7%
QBE Insurance Group Ltd.	18,980	362,328

Telecommunication Services 2.9%
Telstra Corp., Ltd.	146,456	401,573

		1,129,271

Finland 0.8%

Materials 0.8%
UPM-Kymmene Oyj	7,766	102,977

France 15.1%

Banks 2.2%
Societe Generale	4,766	299,112

Capital Goods 2.4%
Compagnie de Saint-Gobain	6,861	329,490

Energy 3.7%
Total S.A.	8,603	499,300

Food & Staples Retailing 3.6%
Carrefour S.A.	10,171	490,062

Telecommunication Services 3.2%
France Telecom S.A.	18,501	443,149

		2,061,113

Germany 4.8%

Telecommunication Services 1.5%
Deutsche Telekom AG - Reg’d	14,953	202,070

Utilities 3.3%
RWE AG	5,071	449,859

		651,929

Hong Kong 1.4%

Utilities 1.4%
Hongkong Electric Holdings Ltd.	32,500	192,759

Italy 1.8%

Banks 1.8%
Intesa Sanpaolo *	67,044	249,676

Japan 21.4%

Automobiles & Components 2.8%
Toyota Motor Corp.	9,500	381,989

Food & Staples Retailing 2.9%
Seven & i Holdings Co., Ltd.	16,600	401,572

Household & Personal Products 3.5%
Kao Corp.	18,800	476,798

Insurance 2.5%
Tokio Marine Holdings, Inc.	12,200	343,932

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Takeda Pharmaceutical Co., Ltd.	10,800	475,566

Technology Hardware & Equipment 3.6%
Canon, Inc.	10,500	485,680

Telecommunication Services 2.6%
KDDI Corp.	68	352,023

		2,917,560

Netherlands 2.0%

Media 2.0%
Reed Elsevier N.V.	21,888	265,629

Singapore 5.8%

Banks 4.1%
Oversea-Chinese Banking Corp., Ltd.	48,267	299,966
United Overseas Bank Ltd.	19,000	260,366

		560,332

Telecommunication Services 1.7%
Singapore Telecommunications Ltd.	103,000	232,991

		793,323

Spain 7.2%

Banks 1.7%
Banco Santander S.A.	17,051	226,165

Telecommunication Services 2.5%
Telefonica S.A.	14,724	348,878

18 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 3.0%
Iberdrola S.A.	47,764	404,449

		979,492

Switzerland 6.4%

Insurance 2.2%
Zurich Financial Services AG	1,178	302,149

Pharmaceuticals, Biotechnology & Life Sciences 4.2%
Novartis AG - Reg’d	10,645	575,830

		877,979

Taiwan 2.5%

Semiconductors & Semiconductor Equipment 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	176,839	342,668

United Kingdom 20.3%

Energy 8.1%
BP plc	59,515	563,319
Royal Dutch Shell plc, Class A	18,538	536,089

		1,099,408

Food, Beverage & Tobacco 4.0%
Unilever plc	18,812	550,714

Insurance 1.7%
Aviva plc	39,897	233,073

Pharmaceuticals, Biotechnology & Life Sciences 3.9%
GlaxoSmithKline plc	27,953	536,551

Telecommunication Services 2.6%
Vodafone Group plc	152,102	351,799

		2,771,545

Total Common Stock (Cost $12,004,291)		13,335,921

End of Investments.

At 03/31/10, the tax basis cost of the fund’s investments was $12,262,802 and the unrealized appreciation and depreciation were $1,230,847 and ($157,728), respectively, with a net unrealized appreciation of $1,073,119.

At 03/31/10, the values of certain foreign securities held by the fund aggregating $13,143,162 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

ADR —	American Depositary Receipt
Reg’d —	Registered

See financial notes 19

 Laudus Mondrian Institutional International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2010.

Assets

Investments, at value (cost $12,004,291)		$13,335,921
Foreign currency, at value (cost $45,676)		45,903
Receivables:
Investments sold		2,036,721
Dividends		54,837
Foreign tax reclaims		9,003
Interest		41
Prepaid expenses	+	400

Total assets		15,482,826

Liabilities

Payables:
Due to custodian		1,784,882
Investment adviser fees		304
Trustee’s retirement plan		132
Accrued expenses	+	54,775

Total liabilities		1,840,093

Net Assets

Total assets		15,482,826
Total liabilities	−	1,840,093

Net assets		$13,642,733

Net Assets by Source
Capital received from investors		13,262,315
Net investment income not yet distributed		112,771
Net realized capital losses		(1,068,924)
Net unrealized capital gains		1,336,571

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$13,642,733		1,820,236		$7.50

20 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Statement of
Operations
For April 1, 2009 through March 31, 2010.

Investment Income

Dividends (net of foreign withholding taxes of $43,730)		$523,603
Interest	+	744

Total investment income		524,347

Expenses

Investment adviser fees		97,386
Professional fees		60,462
Accounting and administration fees		48,117
Shareholder reports		29,180
Trustees’ fees		18,808
Registration fees		17,796
Custodian fees		9,021
Transfer agent fees		8,758
Interest expense		10
Other expenses	+	3,659

Total expenses		293,197
Expense reduction by adviser	−	176,222

Net expenses	−	116,975

Net investment income		407,372

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(535,489)
Net realized losses on foreign currency transactions	+	(1,458)

Net realized losses		(536,947)
Net unrealized gains on investments		3,815,178
Net unrealized gains on foreign currency translations	+	4,527

Net unrealized gains	+	3,819,705

Net realized and unrealized gains		3,282,758

Net increase in net assets resulting from operations		$3,690,130

See financial notes 21

 Laudus Mondrian Institutional International Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/09-3/31/10			4/25/08*-3/31/09
Net investment income		$407,372	$144,145
Net realized losses		(536,947)	(458,834)
Net unrealized gains (losses)	+	3,819,705	(2,483,134)

Increase (Decrease) in net assets from operations		3,690,130	(2,797,823)

Distributions to Shareholders

Distributions from net investment income		337,613	167,551
Distributions from net realized gains	+	—	6,725

Total distributions		$337,613	$174,276

Transactions in Fund Shares

		4/1/09-3/31/10		4/25/08*-3/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		558,997	$4,000,000	1,487,557	$10,958,809
Shares reinvested		43,710	329,573	25,017	166,114
Shares redeemed	+	(295,045)	(2,192,181)	—	—

Net transactions in fund shares		307,662	$2,137,392	1,512,574	$11,124,923

Shares Outstanding and Net Assets

		4/1/09-3/31/10		4/25/08*-3/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,512,574	$8,152,824	—	$—
Total increase	+	307,662	5,489,909	1,512,574	8,152,824

End of period		1,820,236	$13,642,733	1,512,574	$8,152,824

Net investment income not yet distributed			$112,771		$44,470

*	Commencement of operations.

22 See financial notes

 Laudus Mondrian Institutional Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Institutional Funds in this report is a series of Laudus Institutional Trust (the “Trust”), an open- end management investment company. The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the Funds in the Trust:

Laudus Mondrian Institutional Emerging Markets Fund Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional Emerging Markets Fund and the Laudus Mondrian Institutional International Equity Fund commenced operations on April 25, 2008. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the fund values their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies: (continued):

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The Funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the Funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies: (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010:

Laudus Mondrian Institutional Emerging Markets Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$2,732,238	$—	$2,732,238
Brazil(a)	533,170	—	—	533,170
Chile(a)	163,918	—	—	163,918
Columbia(a)	136,980	—	—	136,980
Kazahkstan(a)	124,929	—	—	124,929
Malaysia(a)	127,361	—	—	127,361
Philippines(a)	138,528	—	—	138,528
Republic of Korea(a)	—	212,818	—	212,818
Banks	51,653	60,008	—	111,661
Russia(a)	210,022	—	—	210,022
Taiwan(a)	—	547,815	—	547,815
Telecommunication Services	167,040	—	—	167,040
Thailand(a)	150,710	—	—	150,710
Preferred Stock
Brazil(a)	234,436	—	—	234,436
Republic of Korea(a)	—	84,450	—	84,450
Other Investment Company	120,982	—	—	120,982

Total	$2,159,729	$3,637,329	$—	$5,797,058

*	The Fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian Institutional International Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$13,143,162	$—	$13,143,162
Hong Kong(a)	192,759	—	—	192,759

Total	$192,759	$13,143,162	$—	$13,335,921

*	The Fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

(b) Portfolio Investments:

Delayed-Delivery: The Funds may buy securities on a delayed-delivery basis. In these transactions, the Funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the Funds could end up paying more for the security than its market value at the time of settlement. The Funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies: (continued):

Derivatives: The Funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a Fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains and losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties. The accounting for Forwards is treated similar to that of futures contracts in that gains and losses are accounted for as unrealized gains or losses until the contract settles and such amounts are accounted for as realized.

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A Fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the noet proceeds are received.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies: (continued):

(e) Expenses:

Expenses that are specific to a Fund are charged directly to the Fund. Expenses that are common to all Funds within the Trust generally are allocated among the Funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain Funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the Funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below:

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the Fund’s performance also will lag those investments.

Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A Fund with foreign investments may also experience more rapid or extreme changes

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

3. Risk factors: (continued):

in value than a Fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund.

Each Fund has a concentration of shareholders with significant holdings whose redemption requests may create liquidity issues for the Fund.

Please refer to the Funds’ prospectus for a more complete description of the principal risks of investing in the Funds.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each Fund’s investment adviser pursuant to Management Contracts (“Advisory Agreement”) between it and the Trust. Mondrian Investment Partners Limited (“Mondrian”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, CSIM is entitled to receive an annual fee, payable monthly, based on the Funds’ average daily net assets described as follows.

Laudus Mondrian Institutional Emerging Markets Fund	1.00%
Laudus Mondrian Institutional International Equity Fund	0.75%

CSIM (not the Funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2020, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.27%
Laudus Mondrian Institutional International Equity Fund	0.90%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2010, the balance of recoupable expenses is as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expires Date	Emerging Markets Fund	International Equity Fund

March 31, 2011	$116,184	$121,486
March 31, 2012	153,076	176,222

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

5. Board of Trustees

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (“Schwab”). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the Trust was in compliance with these limitations throughout the report period. The Trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any independent trustee may increase or decrease based on the performance of the Funds.

6. Borrowing from Banks:

The Funds have access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Bank and Trust Company. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit by the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:

For the period ended March 31, 2010, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases	Sales

Laudus Mondrian Institutional Emerging Markets Fund	$4,180,008	$1,141,303
Laudus Mondrian Institutional International Equity Fund	7,145,291	4,165,929

8. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. There were no redemption fees charged during the current and prior report periods.

9. Federal Income Taxes:

As of March 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Undistributed ordinary income	$461	$118,050
Undistributed long-term capital gains	—	—
Unrealized appreciation on investments	364,577	1,230,847
Unrealized depreciation on investments	(159,810)	(157,728)
Other unrealized appreciation/ (depreciation)	(2,110)	(206)

Net unrealized appreciation/ (depreciation)	$202,657	$1,072,913

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

9. Federal Income Taxes: (continued):

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2010, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2016	$106,311	$—
March 31, 2017	439,222	—
March 31, 2018	—	681,823

Total	$545,533	$681,823

As of March 23, 2010, the Laudus Mondrian Institutional Emerging Markets Fund had an ownership change pursuant to IRC Section 382 and as such has capital loss carryforwards subject to certain limitations on availability, to offset futures capital gains, if any.

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital losses deferred	$12,186	$128,590
Capital losses utilized	2,344	—

The tax-basis components of distributions paid during the current and prior periods were:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Current period distributions
Ordinary income	$58,511	$337,613
Long-term capital gains	—	—
Return of capital	—	—

Prior period distributions
Ordinary income	$30,300	$174,276
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2010, the Funds made the following reclassifications:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital shares	$—	$—
Undistributed net investment income	(9,643)	(1,458)
Net realized capital gains/losses	9,643	1,458

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

9. Federal Income Taxes: (continued):

As of March 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statement. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities and state tax authorities for tax year before 2008.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the two portfolios which constitute Laudus Institutional Trust, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 2010

Other Federal Tax Information (unaudited)

The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2010, and the respective foreign source income on the Funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian Institutional Emerging Markets Fund	$8,319	$99,424
Laudus Mondrian Institutional International Equity Fund	43,730	567,333

For the fiscal year ended March 31, 2010, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2011 via IRS form 1099 of the amounts for use in preparing their 2010 income tax return.

Laudus Mondrian Institutional Emerging Markets Fund	$66,652
Laudus Mondrian Institutional International Equity Fund	372,731

Results of Proxy Voting:

At a special meeting of shareholders of the trust held on December 14, 2009, shareholders approved the following proposal: to elect nine trustees to serve on the Board of Trustees of the trust.

	FOR	WITHHELD
	(shares)	(shares)	% FOR

Charles R. Schwab	1,226,409.43	0.00	100.00%
Walter W. Bettinger, II	1,226,409.43	0.00	100.00%
Mariann Byerwalter	1,226,409.43	0.00	100.00%
John F. Cogan	1,226,409.43	0.00	100.00%
William A. Hasler	1,226,409.43	0.00	100.00%
Gerald B. Smith	1,226,409.43	0.00	100.00%
Donald R. Stephens	1,226,409.43	0.00	100.00%
Joseph H. Wender	1,226,409.43	0.00	100.00%
Michael W. Wilsey	1,226,409.43	0.00	100.00%

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Institutional Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 85 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	77	None

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	77	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Institutional Trust since 2010.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	77	None

 Interested Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Institutional Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	85	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Institutional Trust since 2006.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Principal Financial Officer, Schwab Funds and Schwab ETFs (2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 President, Chief Executive Officer and Chief Investment Officer (President and CEO since 2008, CIO since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. and Schwab Funds (2004 – present); Senior Vice President and Chief Investment Officer, Schwab ETFs (2009 – present).

Koji E. Felton 1961 Vice President and Assistant Clerk (Officer of Laudus Institutional Trust since 2010.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Secretary and Chief Legal Officer, Schwab Funds (Nov. 1998 – present); Secretary and Chief Legal Officer, Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Institutional Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President, Schwab Funds (2005 – present), Vice President of Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Laudus Institutional Trust since 2005)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President, Schwab Funds (2005 – present); Vice President, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

AAA Debt Rating is a grade given to high-quality investment grade bonds that indicates their credit quality. Private independent rating services such as Standard & Poor’s, Moody’s and Fitch provide these evaluations of a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.

The Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2009 Laudus Funds. All rights reserved.

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.888.352.8387
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR47599-01

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in item 3 of Form N-CSR.
The designation of each of Mr. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.
(a) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2010: $36,100            2009: $38,000
(b) Below is the aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2010: $9,250            2009: $9,740
Nature of these services: Agreed upon services in regards to service provider conversion.
      In the last fiscal year there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2010: $18,500            2009: $19,480
Nature of these services: preparation and review of tax returns.
      In last fiscal year there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below is the aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2010: NONE            2009: NONE
Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
      In the last fiscal year there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed for the last fiscal year by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2010: $27,750            2009: $29,220
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below is the aggregate fees billed for the last fiscal year by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
2010: NONE            2009: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jeffrey Mortimer and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) The Laudus Institutional Trust
By	/s/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 5/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 5/11/2010

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: 5/11/2010